MERRILL LYNCH GLOBAL BALANCED FUND,
                       OF MERCURY FUNDS, INC.

                  Supplement dated February 4, 2004
                to the Prospectus dated March 28, 2003


The Board of Directors of Mercury Funds, Inc. on behalf of Merrill Lynch Global Balanced Fund (the "Fund") has approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for (i) the acquisition by the Fund of substantially all of the assets and the assumption of substantially all of the liabilities of its master portfolio, Merrill Lynch Master Global Balanced Portfolio ("Master Global Balanced"), a series of Mercury Master Trust and (ii) the acquisition by the Merrill Lynch Global Allocation Fund, Inc. ("Global Allocation") of substantially all of the assets and the assumption of substantially all of the liabilities of the Fund in exchange for newly-issued shares of common stock of Global Allocation (the "Reorganization"). After the completion of the Reorganization, the Fund will be terminated as a series of Mercury Funds, Inc. and Master Global Balanced will be terminated as a series of Mercury Master Trust.

The investment objectives of Global Allocation and the Fund are substantially similar. Each fund seeks to provide stockholders with a combination of long-term capital growth and current income.

The Agreement and Plan provides that, if the Reorganization takes place, stockholders of the Fund will be entitled to receive shares of common stock of Global Allocation that have the same net asset value as the shares of the Fund held immediately prior to the Reorganization.

A special meeting of stockholders of the Fund to consider approval or disapproval of the Agreement and Plan has been called for April 12, 2004. The record date for determining the stockholders of the Fund entitled to receive notice of and to vote at the meeting is February 13, 2004. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the first half of 2004.



CODE:	# 19054-0303STK.